                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 30, 1998
                                                        -------------------



                   COMPASS INTERNATIONAL SERVICES CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                     000-23217               22-3540815
--------------------------------       --------------        -------------------
  (State or Other Jurisdiction          (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.



      One Penn Plaza, Suite 4430, New York, New York                10119
      ----------------------------------------------                -----
         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (212) 967-7770
                                                           --------------

         Compass International Services Corporation (the "Company") hereby amends Item 7(a) and Item 7(b) of its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 1998 with respect to the acquisition of the stock of Professional American Collections, Inc. to supply certain financial statements and pro forma financial information that was not available at such time.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements and pro forma financial information are being provided as part of this filing:

         a)       Financial Statements of Business Acquired.

                  Audited financial statements of Professional American Collections, Inc. as of December 31, 1997 and related statements of income, changes in stockholders' equity and cash flows for the year then ended.

                  Unaudited financial statements of Professional American Collections, Inc. as of September 30, 1998 and related statements of income, changes in stockholders' equity and cash flows for the nine months then ended.

         b)       Pro Forma Financial Information.

                  Unaudited pro forma combined financial information as of December 31, 1997 and for the year then ended.

                  Unaudited pro forma combined financial information as of September 30, 1998 and for the nine months then ended.

                   Compass International Services Corporation
        Introduction to Unaudited Pro Forma Combined Financial Statements

         Compass International Services Corporation ("Compass" or the "Company") was organized to create a leading integrated provider of outsourced business services to public and private entities throughout a customer's sales cycle. On March 4, 1998, simultaneously with the closing of its initial public offering (the "Offering") of its common stock (the "Common Stock"), Compass acquired all of the outstanding capital stock of five companies providing accounts receivable management services, mailing services and teleservices (the "Founding Companies") in separate purchase transactions (the "Founding Companies Acquisition"). The Founding Companies included The Mail Box, Inc. ("Mail Box"), National Credit Management Corporation ("NCMC"), B.R.M.C. of Delaware, Inc. ("Bomar"), Mid-Continent Agencies Inc. ("MCA") and Impact Telemarketing Group, Inc. ("Impact"). Prior to the Offering and the closing of the Founding Companies Acquisition, Compass had no operating activities. Since the Offering, Compass has completed several additional acquisitions and has reorganized certain of its operating entities.

         Pursuant to a Stock Purchase Agreement, dated as of September 30, 1998 (the "Purchase Agreement"), Compass Receivables Management Corporation ("CRMC"), a Delaware corporation and a wholly-owned subsidiary of Compass International Services Corporation, acquired all of the outstanding common stock of Professional American Collections, Inc., an Illinois corporation ("PAC"), from trusts (the "Selling Stockholders") established by Messrs. Steven McCormick, David McCormick and Mark McCormick (the "Principals"). In consideration for the shares of PAC, the Selling Stockholders received $10,425,000 in cash, 659,154 unregistered shares of common stock of the Company and interest bearing notes of the Company in the aggregate principal amount of $5,850,000. CRMC also agreed to contribute $1,275,000 to PAC in respect of a bonus paid by PAC to Mr. John McCormick. The Purchase Agreement provides that contingent consideration, in the form of unregistered shares of common stock of the Company, may be payable by the Company in calendar 1999 and 2000 based on PAC attaining certain earnings levels during calendar 1998 and 1999. The purchase price agreed upon by the Company and Principals was the result of arms-length negotiations. The cash paid pursuant to the Purchase Agreement was borrowed under the Company's existing revolving credit facility.

         The PAC acquisition was accounted for using the purchase method of accounting. The Unaudited Pro Forma Combined Financial Statements reflect the preliminary allocation of the purchase price for PAC. The final allocation of such purchase price, and resulting amortization expense, may differ somewhat from the preliminary estimates as additional information becomes available.

         The following Unaudited Pro Forma Combined Financial Statements are based upon the historical financial statements of PAC and the pro forma financial statements of Compass and the Founding Companies, and have been prepared using assumptions, as set forth in the accompanying Notes to Unaudited Pro Forma Combined Financial Statements. The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1997 gives effect to the acquisition of PAC and the related financing as if they had occurred on January 1, 1997. The Unaudited Pro Forma Combined Balance Sheet as of December 31, 1997 gives effect to the acquisition of PAC and the related financing as if they had occurred at that date. The Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1998 gives effect to the Founding Companies Acquisition and the acquisition of PAC as if they had occurred on January 1, 1997. An Unaudited Pro Forma Combined Balance Sheet as of September 30, 1998 is not presented since the acquisition of PAC was reflected in the historical consolidated balance sheet of Compass that was included in the Form 10-Q for the quarterly period ended September 30, 1998 that was filed with the Securities and Exchange Commission on November 16, 1998 and was amended on December 1, 1998.

         The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate and may be revised as additional information becomes available. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the Company's financial position or results of operations would have been if the acquisitions of PAC or the Founding Companies had occurred on the dates indicated and are not necessarily representative of Compass' financial position or results of operations for any future period.

         The Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the financial statements and notes thereto for the Company included in the Company's Registration Statement on Form S-1 (No. 333-37205), as amended, filed with the Securities and Exchange Commission in connection with the Offering and the financial statements and notes thereto for PAC (filed separately as part of Item 7(a) of this Form 8-K/A).

                   Compass International Services Corporation
              Unaudited Pro Forma Combined Statement of Operations
                          Year Ended December 31, 1997



                                                               (IN THOUSANDS, EXCEPT SHARE DATA)
                                  --------------------------------------------------------------------------
                                       PRO FORMA                             PRO FORMA          PRO FORMA
                                       COMPASS(A)            PAC            ADJUSTMENTS         COMBINED
                                  ------------------ ------------------ ------------------- ----------------

Revenues                            $    87,153          $   12,560      $      (471) (B)     $     99,242

Operating expenses                       53,353              10,811             (375) (B)           62,769
                                                                              (1,020) (C)
                                  ------------------ ------------------ ------------------- ----------------
Gross profit                             33,800               1,749              924                36,473

Selling, general and
  administrative expenses                23,229                 939                -                24,168

Goodwill amortization                     1,531                   -              500  (D)            2,031
                                  ------------------ ------------------ ------------------- ----------------

Operating income                          9,040                 810              424                10,274

Interest (expense) income - net            (625)                 10           (1,181) (E)          ( 1,796)
                                  ------------------ ------------------ ------------------- ----------------

Income before income taxes                8 415                 820             (757)                8,478

Income tax provision                      3,978                   9              217  (F)            4,204
                                  ------------------ ------------------ ------------------- ----------------
Net income                          $     4,437          $      811      $      (974)         $      4,274
                                  ================== ================== =================== ================


Earnings per share:
     Basic and Diluted              $       .37                                               $        .34
                                  ==================                                        ================


Weighted average shares
  outstanding:
     Basic and Diluted               11,833,460 (G)                                             12,492,614 (H)
                                  ==================                                        ================






         See Notes to Unaudited Pro Forma Combined Financial Statements.

                   Compass International Services Corporation
         Notes to Unaudited Pro Forma Combined Statement of Operations
                          Year Ended December 31, 1997

(A) The unaudited Pro Forma Compass statement of operations gives effect to the Founding Companies Acquisition and the Offering as if they had occurred on January 1, 1997, and reflects reduction in salaries, bonuses and certain benefits to the owners of the Founding Companies to which they have agreed prospectively, reflects reductions in interest expense associated with reductions in debt and gives effect to an acquisition by one of the Founding Companies as if it had occurred on January 1, 1997.

(B) Reflects the elimination of the results of the First Centennial Mortgage division of PAC that was not acquired by the Company.

(C) Reflects the reduction in salaries and bonuses paid to owners of PAC to which they have agreed prospectively.

(D) Reflects the amortization of goodwill recorded as a result of the acquisition of PAC that is based on a preliminary allocation of the purchase price for PAC (future adjustment may be required). Goodwill expense is amortized on a straight-line basis over an estimated life of 40 years.

(E) Reflects the incremental interest expense at 6.09% on the $11,700,000 necessary borrowings under the revolving credit facility to complete the PAC acquisition (The interest rate is based on the current terms of the Company's revolving credit facility and swap agreement, which fixed the rate at 4.84% plus an increment 125 basis points) plus interest expense at 8% on the $5,850,000 notes issued to the stockholders of PAC.

(F) Reflects the incremental provision for federal and state income taxes for PAC assuming it was subject to federal and state income taxes (since it was previously taxed as a S Corporation), and as a result of the adjustments to the Statement of Operations described in these footnotes, except for nondeductible goodwill amortization, at an effective statutory tax rate of 40.0%.

(G) The shares used in computing basic and diluted earnings per share for Pro Forma Compass include: (i) 1,682,769 shares issued to BGL Capital Partners, LLC, and management of Compass; (ii) 5,435,691 shares issued to owners of the Founding Companies in connection with the Founding Companies Acquisition; and (iii) 4,715,000 shares representing the number of shares sold in the Offering.

(H) The shares used in computing basic and diluted earnings per share for Pro Forma Combined include 11,833,460 shares for Pro Forma Compass plus 659,154 shares issued to the stockholders of PAC in connection with the acquisition.

                   Compass International Services Corporation
                   Unaudited Pro Forma Combined Balance Sheet
                               December 31, 1997


                                                               (IN THOUSANDS)
                                  --------------------------------------------------------------------------
                                      PRO FORMA                             PRO FORMA          PRO FORMA
                                      COMPASS(A)               PAC           ADJUSTMENTS         COMBINED
                                  ------------------ ------------------ ------------------- ----------------

ASSETS:
  Cash and cash equivalents         $     6,802          $    1,364      $         -          $      8,166
  Trade and other receivables, net       11,898               1,466                -                13,364
  Inventory                                 733                   -                -                   733
  Postage on hand                         1,231                   -                -                 1,231
  Prepaid expenses and other
    current assets                        1,385                  29                -                 1,414
                                  ------------------ ------------------ ------------------- ----------------
  Total current assets                   22,049               2,859                -                24,908

  Property and equipment, net             8,570                 256                -                 8,826
  Goodwill, net                          50,818                   -           19,715  (C)           70,533
  Other assets                            2,914                   -                -                 2,914
                                  ------------------ ------------------ ------------------- ----------------

  Total assets                           84,351               3,115           19,715               107,181
                                  ================== ================== =================== ================

LIABILITIES:
  Short term debt                         1,021                 600            5,850  (B)            7,471
  Accounts payable and
    accrued expenses                      8,444                 654              474  (C)            9,572
  Collections due clients                 1,249                 710                -                 1,959
  Postage advances and deposits             950                   -                -                   950
  Income taxes payable                      727                  13                -                   740
                                  ------------------ ------------------ ------------------- ----------------
  Total current liabilities              12,391               1,977            6,324                20,692

  Long-term debt                            459                   -           11,700  (B)           12,159
  Capital lease obligations               1,551                   -                                  1,551
  Other non-current liabilities             674                   -                                    674
                                  ------------------ ------------------ ------------------- ----------------

  Total liabilities                      15,075               1,977           18,024                35,076

STOCKHOLDERS' EQUITY:
  Preferred stock                             -                   -                -                     -
  Common stock                              112                   1                7  (B)              119
                                                                                  (1) (D)
  Additional paid-in capital             66,033                   -            3,796  (B)           69,829
  Retained earnings                       3,131               1,137             (974) (C)            2,157
                                                                              (1,137) (D)
                                  ------------------ ------------------ ------------------- ----------------

  Total stockholders' equity             69,276               1,138            1,691                72,105
                                  ------------------ ------------------ ------------------- ----------------

  Total liabilities and
    stockholders' equity            $    84,351          $    3,115      $    19,715          $    107,181
                                  ================== ================== =================== ================



         See Notes to Unaudited Pro Forma Combined Financial Statements.

                   Compass International Services Corporation
               Notes to Unaudited Pro Forma Combined Balance Sheet
                                December 31, 1997

(A) The unaudited Pro Forma Compass balance sheet gives effect to the Founding Companies Acquisition and the Offering as if they had occurred on December 31, 1997.

(B) Represents the consideration paid by Compass to acquire PAC, which is comprised of $11,700,000 in cash that was borrowed by the Company under its revolving credit agreement, $5,850,000 of interest bearing notes payable in one year and 659,154 unregistered shares of the Company's common stock which were recorded by Compass based upon a discounted fair market value of $5.77 per share.

(C) Represents amount of goodwill recorded based on preliminary allocation of the purchase price for PAC, net of amortization expense that would have been recorded in the year ended December 31, 1997, and the additional purchase price and pro forma adjustments reflected on the Unaudited Pro Forma Combined Statement of Operations for the year ended December
       31, 1997.

(D)    Represents the elimination of the PAC equity balances.

                   Compass International Services Corporation
              Unaudited Pro Forma Combined Statement of Operations
                      Nine Months Ended September 30, 1998



                                                               (IN THOUSANDS, EXCEPT SHARE DATA)
                                -------------------------------------------------------------------------------
                                              PRO FORMA    PRO FORMA                   PRO FORMA     PRO FORMA
                                  COMPASS   ADJUSTMENTS (A) COMPASS        PAC        ADJUSTMENTS    COMBINED
                                -----------  -----------  -----------  -----------  --------------  -----------

Revenues                        $  84,295    $  16,034    $ 100,329    $  13,018    $    (654) (B)  $ 112,693

Operating expenses                 55,242        9,872       65,114        8,386         (478) (B)     73,237
                                                                                          215  (C)
                                -----------  -----------  -----------  -----------  --------------  -----------
Gross profit                       29,053        6,162       35,215        4,632         (391)         39,456

Selling, general and
  administrative expenses          18,490        3,987       22,477          968            -          23,445

Goodwill amortization               1,335          250        1,585            -          375  (D)      1,960
                                -----------  -----------  -----------  -----------  --------------  -----------

Operating income                    9,228        1,925       11,153        3,664         (766)         14,051

Interest (expense) income - net      (879)         (62)        (941)          23         (885) (E)     (1,803)
                                -----------  -----------  -----------  -----------  --------------  -----------

Income before income taxes          8 349        1,863       10,212        3,687       (1,651)         12,248

Income tax provision                3,684          847        4,531            -        1,152  (F)      5,683
                                -----------  -----------  -----------  -----------  --------------  -----------
Net income                      $   4,665    $   1,016    $   5,681    $   3,687    $  (2,803)      $   6,565
                                ===========  ===========  ===========  ===========  ==============  ===========


Earnings per share:
     Basic                      $     .45                 $     .55                                 $     .50
                                ===========               ===========                               ===========

     Diluted                    $     .45                 $     .55                                 $     .50
                                ===========               ===========                               ===========


Weighted average shares
  outstanding:
     Basic                      10,283,965               10,283,965                                13,155,833 (G)
                               ============              ============                              ============

     Diluted                    10,349,287               10,349,287                                13,221,155 (G)
                               ============              ============                              ============





         See Notes to Unaudited Pro Forma Combined Financial Statements.

                   Compass International Services Corporation
         Notes to Unaudited Pro Forma Combined Statement of Operations
                      Nine Months Ended September 30, 1998


(A) Represents the unaudited statements of operations for the Founding Companies for the two months ended February 28, 1998, which represents the results for the Founding Companies prior to the closing of the Founding Companies Acquisition. Therefore, the Pro Forma Compass amount represent the results as if the Founding Companies Acquisition and the Offering had occurred on January 1, 1998, and reflects reduction in salaries, bonuses and certain benefits to the owners of the Founding Companies to which they have agreed prospectively and reflects reductions in interest expense associated with reductions in debt.

(B) Reflects the elimination of the results of the First Centennial Mortgage division of PAC that was not acquired by the Company.

(C) Reflects a net increase in salaries and bonuses paid to owners of PAC to which they have agreed prospectively.

(D) Reflects the amortization of goodwill recorded as a result of the acquisition of PAC that is based on a preliminary allocation of the purchase price for PAC (future adjustment may be required). Goodwill expense is amortized on a straight-line basis over an estimated life of 40 years.

(E) Reflects the incremental interest expense at 6.09% on the $11,700,000 necessary borrowings under the revolving credit facility to complete the PAC acquisition (The interest rate is based on the current terms of the Company's revolving credit facility and swap agreement, which fixed the rate at 4.84% plus an increment 125 basis points) plus interest expense at 8% on the $5,850,000 notes issued to the stockholders of PAC.

(F) Reflects the incremental provision for federal and state income taxes for PAC assuming it was subject to federal and state income taxes (since it was previously taxed as a S Corporation), and as a result of the adjustments to the Statement of Operations described in these footnotes, except for nondeductible goodwill amortization, at an effective statutory tax rate of 40.0%.

(G) The computation of the Pro Forma Combined basic earnings per share for the nine months ended September 30, 1998 (i) assumes that the 1,682,769 shares issued to BGL Capital Partners, LLC, and management of Compass, the 5,435,691 shares issued to owners of Founding Companies in connection with the Founding Companies Acquisition, the 4,715,000 shares sold in the Offering and the 659,154 shares issued to the owners of PAC were all issued as of January 1, 1998, and (ii) reflects the issuance of shares during the period in connection with other acquisitions as of their respective acquisition dates.

       The computation of the Pro Forma Combined diluted earnings per share for the nine months ended September 30, 1998 includes 65,322 shares which represent the net effect of shares issuable for dilutive options and warrants outstanding, net of treasury shares that could be purchased in the open market based on the average closing share price for the period.

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITOR'S REPORT

                               For the Year Ended
                                December 31, 1997





















                            SIKICH GARDNER & CO, LLP
                           CONSULTANTS AND ACCOUNTANTS

                                 C O N T E N T S
                                 - - - - - - - -


                                                                 Page(s)
                                                                 -------

INDEPENDENT AUDITOR'S REPORT...................................       13

FINANCIAL STATEMENTS

    Balance Sheet..............................................    14-15

    Statement of Income........................................       16

    Statement of Changes in Stockholders' Equity...............       17

    Statement of Cash Flows....................................       18

    Notes to Financial Statements..............................    19-21

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------




To the Board of Directors and Stockholders
Professional American Collections, Inc.
North Aurora, Illinois

We have audited the accompanying balance sheet of Professional American Collections, Inc. as of December 31, 1997 and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional American Collections, Inc. as of December 31, 1997 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 2 to the financial statements, the Company has elected S Corporation status effective January 1, 1997.

/s/ SIKICH GARDNER & CO., LLP

Aurora, Illinois
February 20, 1998, except for Note 8
 as to which the date is December 7, 1998

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                                  BALANCE SHEET

                                December 31, 1997

------------------------------------------------------------------------------------


                                     ASSETS

CURRENT ASSETS
   Cash - operating                                                      $   653,740
   Cash - trust account                                                      709,864
                                                                         -----------

       Total cash                                                          1,363,604

   Accounts receivable                                                     1,465,736
   Prepaid expenses and other                                                 29,487
                                                                         -----------

       Total current assets                                                2,858,827
                                                                         -----------

PROPERTY AND EQUIPMENT
   Furniture and equipment                                                   771,664
   Vehicles                                                                  198,161
                                                                         -----------

       Subtotal                                                              969,825

   Less accumulated depreciation                                            (713,349)
                                                                         -----------

       Net property and equipment                                            256,476
                                                                         -----------

       TOTAL ASSETS                                                      $ 3,115,303
                                                                         ===========


                 See accompanying notes to financial statements.

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                                  BALANCE SHEET

                                December 31, 1997

------------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Trust accounts payable                                                $  709,864
   Other accounts payable                                                   195,490
   Note payable, bank                                                       600,000
   Accrued salaries and wages                                               240,615
   Accrued profit sharing contribution                                      175,000
   Accrued income taxes                                                      12,500
   Other accrued liabilities                                                 43,907
                                                                         ----------

       Total current liabilities                                          1,977,376
                                                                         ----------

       Total liabilities                                                  1,977,376
                                                                         ----------

STOCKHOLDERS' EQUITY
   Common stock (10,000 shares authorized, 1,000 shares
     issued and outstanding, no par value)                                    1,000
   Retained earnings                                                      1,136,927
                                                                         ----------

       Total stockholders' equity                                         1,137,927
                                                                         ----------


       TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY                                            $3,115,303
                                                                         ==========


                 See accompanying notes to financial statements.

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                               STATEMENT OF INCOME

                      For the Year Ended December 31, 1997

------------------------------------------------------------------------------------


REVENUES
   Commissions                                                           $ 12,559,911

OPERATING EXPENSES                                                         10,811,067
                                                                         ------------

        Gross profit                                                        1,748,844
                                                                         ------------

GENERAL AND ADMINISTRATIVE EXPENSES                                           939,304
                                                                         ------------

        Income from operations                                                809,540
                                                                         ------------

OTHER INCOME (EXPENSE)
   Interest income                                                             29,571
   Interest expense                                                           (18,867)
                                                                         ------------

        Total other income                                                     10,704
                                                                         ------------

        Income before provision for income taxes                              820,244

PROVISION FOR INCOME TAXES                                                     (9,137)
                                                                         ------------

NET INCOME                                                               $    811,107
                                                                         ============

                 See accompanying notes to financial statements.

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                      For the Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------


                                                                Common     Retained
                                                                 Stock     Earnings      Total
                                                          -----------------------------------------


BALANCES, DECEMBER 31, 1996                                  $    1,000   $  325,820   $  326,820


   Net income
                                                                      -      811,107      811,107
                                                          -----------------------------------------

BALANCES, DECEMBER 31, 1997                                  $    1,000   $1,136,927   $1,137,927
                                                          =========================================



                 See accompanying notes to financial statements.

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                            STATEMENTS OF CASH FLOWS

                      For the Year Ended December 31, 1997

------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                            $   811,107
                                                                         -----------
   Adjustments to reconcile net income to net
     cash provided by operating activities
     Depreciation and amortization                                            92,325
     Deferred income taxes                                                    (3,363)
     (Increase) decrease in
       Accounts receivable                                                  (516,199)
       Prepaid expenses and other                                              4,691
     Increase (decrease) in
       Trust accounts payable                                                464,076
       Other accounts payable                                                 50,207
       Accrued income taxes                                                   10,672
       Accrued salaries and wages                                             42,464
       Accrued profit-sharing contribution                                    25,000
       Other accrued liabilities                                             (43,670)
                                                                         -----------
         Total adjustments                                                   126,203
                                                                         -----------

         Net cash provided by operating activities                           937,310
                                                                         -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                                      (116,999)
                                                                         -----------

         Net cash used in investing activities                              (116,999)
                                                                         -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Decrease in notes payable, bank                                          (200,000)
                                                                         -----------

         Net cash used in financing activities                              (200,000)
                                                                         -----------

NET INCREASE IN CASH                                                         620,311

CASH, BEGINNING OF YEAR                                                      743,293
                                                                         -----------

CASH, END OF YEAR                                                        $ 1,363,604
                                                                         ===========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

   Cash paid during the year for interest                                $    18,867
                                                                         ===========

   Cash paid during the year for income taxes                            $     1,828
                                                                         ===========

                 See accompanying notes to financial statements.

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1997

--------------------------------------------------------------------------------


1.      DESCRIPTION OF BUSINESS

        Professional American Collections, Inc. (the Company) is primarily engaged in providing outsource services for consumer and commercial debt collection and residential mortgage credit reporting. The markets for the Company's services are throughout the United States.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies applied in the preparation of the financial statements.

        Cash - Trust Account
        --------------------

        The Company segregates in a separate bank account cash due on trust accounts payable.

        Accounts Receivable
        -------------------

        No allowance for uncollectible accounts has been provided. Management has evaluated the accounts and believes they are fully collectible.

        Property and Equipment
        ----------------------

        Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred and expenditures for major renovations are capitalized. Depreciation is computed principally by use of accelerated methods over the estimated useful lives as follows:

         Furniture and equipment                                      5-10 years
         Vehicles                                                       5 years

        Revenue Recognition
        -------------------

        Collection revenue is recognized at a commission rate when a collection payment is received. Revenue on all other services provided by the Company is recognized when the service is performed.

PROFESSIONAL AMERICAN COLLECTIONS, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Income Taxes
        ------------

        The Company has elected S corporation status effective January 1, 1997. Earnings and losses after that date will be included in the personal income tax returns of the stockholders and taxed depending on their personal tax strategies. Accordingly, the Company will not incur additional income tax obligations, and future financial statements will not include a provision for federal income taxes other than for state replacement taxes. Prior to the change, income taxes currently payable and deferred income taxes related primarily to differences between the basis of property and equipment for financial and income tax reporting and were recorded in the financial statements.

        Use of Estimates
        ----------------

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material to these financial statements.

3.      INCOME TAXES

        The provision for income taxes consists of the following components:

         Currently payable                                                        $ 12,500
         Deferred provision (benefit)                                               (3,363)
                                                                                  --------

         TOTAL                                                                    $  9,137
                                                                                  ========

        As discussed in Note 2, the Company changed its tax status from taxable to non-taxable effective as of January 1, 1997. Accordingly, the deferred tax liability at the date that the election for the change was filed of $3,363 has been eliminated through a credit to the deferred tax provision.

4.      NOTES PAYABLE

        Amounts up to $1,200,000 are available under line of credit agreements through January 1999. These agreements are collateralized by substantially all Company assets and are guaranteed by the Company's stockholders. Interest is payable monthly at the prime rate, plus 1% (9.5% at December 31, 1997). Amounts outstanding under these agreements totaled $600,000 at December 31, 1997.

PROFESSIONAL AMERICAN COLLECTIONS, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

5.      LEASES AND RELATED PARTY TRANSACTIONS

        Equipment
        ---------

        The Company leases certain equipment under operating leases from a partnership which includes the Company's shareholders. The leases carry terms of one year and are subject to annual renewal. Amounts paid to the partnership under these agreements totaled $95,280 in 1997.

        Premises
        --------

        The Company leases its offices under an operating lease agreement from the Company's President. The lease provides for monthly payments of $20,000 through December 1997. From January 1, 1998, the Company is leasing the facility on a monthly basis at $20,000 per month. Amounts paid under this lease agreement totaled $240,000 in 1997.

6.      PROFIT SHARING PLAN

        The Company sponsors a profit sharing plan in which substantially all full-time employees participate. Contributions to the plan are discretionary and totaled $175,000 in 1997.

7.      REVENUES

        In 1997, no single client contributed 10% or more to operating revenues.

8.      EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S
        REPORT

        Pursuant to a Stock Purchase Agreement, dated as of September 30, 1998, among Compass Receivables Management Corporation ("Compass"), Compass International Services Corporation ("Compass Parent") and the stockholders of the Company (Stockholders), all of the shares of common stock of the Company were acquired by Compass Parent for a purchase price of $23,400,000. The purchase price was paid in the form of cash, notes of Compass and shares of common stock of Compass Parent. Additionally, the Purchase Agreement provides that contingent consideration, in the form of unregistered shares of common stock of Compass Parent, may be payable by Compass Parent in calendar 1999 and 2000 based the Company attaining certain earnings levels during calendar 1998 and 1999. The accompanying financial statements do not reflect any adjustments resulting from this acquisition.

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                            FINANCIAL STATEMENTS AND
                         ACCOUNTANT'S COMPILATION REPORT

                            For the Nine Months Ended
                               September 30, 1998





















                            SIKICH GARDNER & CO, LLP
                           CONSULTANTS AND ACCOUNTANTS

                                 C O N T E N T S
                                 - - - - - - - -


                                                                                 Page(s)
                                                                                 -------

ACCOUNTANT'S COMPILATION REPORT................................................       24

FINANCIAL STATEMENTS

    Balance Sheet..............................................................    25-26

    Statement of Income........................................................       27

    Statement of Changes in Stockholders' Equity...............................       28

    Statement of Cash Flows....................................................       29

    Notes to Financial Statements..............................................    30-32



                         ACCOUNTANT'S COMPILATION REPORT
                         -------------------------------




To the Board of Directors and Stockholders
Professional American Collections, Inc.
North Aurora, Illinois

We have compiled the accompanying balance sheet of Professional American Collections, Inc. as of September 30, 1998 and the related statements of income and changes in stockholders' equity and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.


/s/ SIKICH GARDNER & CO., LLP

Aurora, Illinois
December 7, 1998

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                                  BALANCE SHEET

                               September 30, 1998

------------------------------------------------------------------------------------


                                     ASSETS

CURRENT ASSETS
   Cash - operating                                                      $ 2,349,028
   Cash - trust account                                                      282,826
                                                                         -----------

        Total cash                                                         2,631,854

   Accounts receivable                                                     2,085,179
   Prepaid expenses and other                                                 12,497
                                                                         -----------

        Total current assets                                               4,729,530
                                                                         -----------

PROPERTY AND EQUIPMENT
   Furniture and equipment                                                   979,832
   Vehicles                                                                  240,629
                                                                         -----------

        Subtotal                                                           1,220,461

   Less accumulated depreciation                                            (784,006)
                                                                         -----------

        Net property and equipment                                           436,455
                                                                         -----------

        TOTAL ASSETS                                                     $ 5,165,985
                                                                         ===========

                 See accompanying notes to financial statements.

                     (See accountant's compilation report.)

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                                  BALANCE SHEET

                               September 30, 1998

------------------------------------------------------------------------------------


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Trust accounts payable                                                $  282,826
   Other accounts payable                                                   553,845
   Accrued salaries and wages                                               286,725
   Other accrued liabilities                                                 28,685
                                                                         ----------

        Total current liabilities                                         1,152,081
                                                                         ----------

        Total liabilities                                                 1,152,081
                                                                         ----------

STOCKHOLDERS' EQUITY
   Common stock (10,000 shares authorized, 1,000 shares
     issued and outstanding, no par value)                                    1,000
   Retained earnings                                                      4,012,904
                                                                         ----------

        Total stockholders' equity                                        4,013,904
                                                                         ----------





        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                           $5,165,985
                                                                         ==========

                 See accompanying notes to financial statements.

                     (See accountant's compilation report.)

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                               STATEMENT OF INCOME

                  For the Nine Months Ended September 30, 1998

------------------------------------------------------------------------------------


REVENUES
   Commissions                                                           $ 13,017,977

OPERATING EXPENSES                                                          8,386,138
                                                                         ------------

        Gross profit                                                        4,631,839
                                                                         ------------

GENERAL AND ADMINISTRATIVE EXPENSES                                           968,124
                                                                         ------------

        Income from operations                                              3,663,715
                                                                         ------------

OTHER INCOME (EXPENSE)
   Interest income                                                             36,594
   Interest expense                                                           (13,239)
                                                                         ------------

        Total other income                                                     23,355
                                                                         ------------

NET INCOME                                                               $  3,687,070
                                                                         ============


                 See accompanying notes to financial statements.

                     (See accountant's compilation report.)

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                  For the Nine Months Ended September 30, 1998





-----------------------------------------------------------------------------------------------------


                                                                Common       Retained
                                                                 Stock       Earnings       Total
                                                             ----------------------------------------
BALANCES, DECEMBER 31, 1997                                  $     1,000   $ 1,136,927    $ 1,137,927

   Net income                                                          -     3,687,070      3,687,070
   Distributions to stockholders                                       -      (811,093)      (811,093)
                                                             ----------------------------------------

BALANCES, SEPTEMBER 30, 1998                                 $     1,000   $ 4,012,904    $ 4,013,904
                                                             ========================================


                 See accompanying notes to financial statements.

                     (See accountant's compilation report.)

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                             STATEMENT OF CASH FLOWS

                  For the Nine Months Ended September 30, 1998

------------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                            $ 3,687,070
   Adjustments to reconcile net income to net
     cash provided by operating activities
     Depreciation and amortization                                            70,657
     (Increase) decrease in
       Accounts receivable                                                  (619,443)
       Prepaid expenses and other                                             16,990
     Increase (decrease) in
       Trust accounts payable                                               (427,038)
       Other accounts payable                                                358,355
       Accrued income taxes                                                  (12,500)
       Accrued salaries and wages                                             46,110
       Accrued profit-sharing contribution                                  (175,000)
       Other accrued liabilities                                             (15,222)
                                                                         -----------
         Total adjustments                                                  (757,091)
                                                                         -----------

         Net cash provided by operating activities                         2,929,979
                                                                         -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                                      (250,636)
                                                                         -----------

         Net cash used in investing activities                              (250,636)
                                                                         -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Decrease in notes payable, bank                                          (600,000)
   Distributions to stockholders                                            (811,093)
                                                                         -----------

         Net cash used in financing activities                            (1,411,093)
                                                                         -----------

NET INCREASE IN CASH                                                       1,268,250

CASH, BEGINNING OF YEAR                                                    1,363,604
                                                                         -----------

CASH, END OF YEAR                                                        $ 2,631,854
                                                                         ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

   Cash paid during the year for interest                                $    13,239
                                                                         ===========

   Cash paid during the year for income taxes                            $         -
                                                                         ===========

                 See accompanying notes to financial statements.

                     (See accountant's compilation report.)

                     PROFESSIONAL AMERICAN COLLECTIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998

--------------------------------------------------------------------------------


1.      DESCRIPTION OF BUSINESS

        Professional American Collections, Inc. (the Company) is primarily engaged in providing outsource services for consumer and commercial debt collection and residential mortgage credit reporting. The markets for the Company's services are throughout the United States.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies applied in the preparation of the financial statements.

        Cash - Trust Account
        --------------------

        The Company segregates in a separate bank account cash due on trust accounts payable.

        Accounts Receivable
        -------------------

        No allowance for uncollectible accounts has been provided. Management has evaluated the accounts and believes they are fully collectible.

        Property and Equipment
        ----------------------

        Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred and expenditures for major renovations are capitalized. Depreciation is computed principally by use of accelerated methods over the estimated useful lives as follows:

         Furniture and equipment                                5-10 years
         Vehicles                                                5 years

        Revenue Recognition
        -------------------

        Collection revenue is recognized at a commission rate when a collection payment is received. Revenue on all other services provided by the Company is recognized when the service is performed.


                     (See accountant's compilation report.)

PROFESSIONAL AMERICAN COLLECTIONS, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Income Taxes
        ------------

        The Company has elected S corporation status effective January 1, 1997. Earnings and losses after that date will be included in the personal income tax returns of the stockholders and taxed depending on their personal tax strategies. Accordingly, the Company will not incur additional income tax obligations, and future financial statements will not include a provision for federal income taxes other than for state replacement taxes. Prior to the change, income taxes currently payable and deferred income taxes related primarily to differences between the basis of property and equipment for financial and income tax reporting and were recorded in the financial statements.

        Use of Estimates
        ----------------

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material to these financial statements.

3.      NOTES PAYABLE

        Amounts up to $1,200,000 are available under line of credit agreements through January 1999. These agreements are collateralized by substantially all Company assets and are guaranteed by the Company's stockholders. Interest is payable monthly at the prime rate, plus 1%. There were no amounts outstanding under these agreements at September 30, 1998.

4.      LEASES AND RELATED PARTY TRANSACTIONS

        Equipment
        ---------

        The Company leases certain equipment under operating leases from a partnership which includes the Company's shareholders. The leases carry terms of one year and are subject to annual renewal. Amounts paid to the partnership under these agreements totaled $97,508 for the nine months ended September 30, 1998.


                     (See accountant's compilation report.)

PROFESSIONAL AMERICAN COLLECTIONS, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------


4.      LEASES AND RELATED PARTY TRANSACTIONS (Continued)

        Premises
        --------

        The Company leases its offices under an operating lease agreement from the Company's President. The lease provides for monthly payments of $20,000 through June 1998. From July 1, 1998, the Company is leasing the facility on a monthly basis at $22,000 per month. Amounts paid under this lease agreement totaled $186,000 for the nine months ended September 30, 1998.

5.      PROFIT SHARING PLAN

        The Company sponsors a profit sharing plan in which substantially all full-time employees participate. Contributions to the Plan are discretionary. There were no contributions to the Plan during the nine months ended September 30, 1998.

6.      REVENUES

        In 1998, no single client contributed 10% or more to operating revenues.

7.      ACQUISITION OF THE COMPANY'S COMMON STOCK

        Pursuant to a Stock Purchase Agreement, dated as of September 30, 1998, among Compass Receivables Management Corporation ("Compass"), Compass International Services Corporation ("Compass Parent") and the stockholders of the Company (Stockholders), all of the shares of common stock of the Company were acquired by Compass Parent for a purchase price of $23,400,000. The purchase price was paid in the form of cash, notes of Compass and shares of common stock of Compass Parent. Additionally, the Purchase Agreement provides that contingent consideration, in the form of unregistered shares of common stock of Compass Parent, may be payable by Compass Parent in calendar 1999 and 2000 based on the Company attaining certain earnings levels during calendar 1998 and 1999. The accompanying financial statements do not reflect any adjustments resulting from this acquisition.


                     (See accountant's compilation report.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPASS INTERNATIONAL SERVICES
                                              CORPORATION


Dated:  December 15, 1998                    By:  /s/ LEEDS HACKETT
                                                 -----------------------------
                                                 Leeds Hackett
                                                 Chief Financial Officer